Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 25, 2003

Commission file number 0-23903

ABSOLUTE WASTE SERVICES. INC.

(Exact name of small business issuer as specified in its charter)

Florida	59-3223708

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2932 County Road 44, Robstown, Texas 78380

(Address of principal executive offices)

(361) 387-7747

(Issuer’s telephone number)

ThermaCell Technologies, Inc.
901 Chestnut Street. Clearwater. Florida 33756

(Former Name, Former Address and Former Fiscal Year,
if changed Since Last Report)

SIGNATURES

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Unaudited Pro Forma Condensed Consolidated Financial Data

The following Unaudited Pro Forma Condensed Consolidated Financial Data consists of an Unaudited Pro Forma Consolidated Balance Sheet as of June 20, 2003 and Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended June 30, 2003 and for the year ended September 30, 2002 (collectively, the “Pro Forma Statements”). The Pro Forma Statements reflect the August 23, 2003 Absolute Industries, LLC (“Absolute”) acquisition in which Absolute Waste Services, Inc. (the “Company”), formerly known as ThermaCell Technologies, Inc., issued 27,000,000 shares of Class A Convertible Preferred Stock for 100% of the equity interest in Absolute. The Pro Forma Statements reflect the acquisition as if it had occurred on October 1,2001.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended September 30, 2002 is comprised of the Company’s results of operations for the year ended September 30, 2002 and Absolute’s results of operations for the year ended December 31, 2002. Therefore, the results of operations of Absolute for the three months ended December 31, 2002 have been included in both statements of operations.

The acquisition of Absolute is considered a reverse acquisition and accounted for under the purchase method of accounting. Under reverse acquisition accounting, Absolute is considered the acquirer for accounting and financial reporting purposes, and acquired the assets and assumed the liabilities of the Company. Under the purchase method of accounting, assets acquired and liabilities assumed are recorded at their fair values. No adjustments have been made in the pro forma balance sheet to the carrying values of the Company’s assets acquired or liabilities assumed since management believes that their carrying values approximate fair value.

Management believes that, on the basis set forth herein, the Pro Forma Statements reflect a reasonable estimate of the Absolute acquisition based on currently available information. The pro forma financial data is presented for information purposes only and does not purport to represent what the Company’s financial position or results of operations would have been had the Absolute acquisition in fact occurred on the date assumed. The pro forma data should be read in conjunction with the Company’s financial statements and Absolute’s financial statements and related notes thereto.

Unaudited Pro Forma Condensed Consolidated Balance Sheet
June 30, 2003

		(A)	(B)
	Absolute Waste Services, Inc.	Absolute Industries, LLC	Adjustments	Absolute Waste Services, Inc. Pro Forma

Assets
Current Assets
Cash and Cash Equivalents	131	41,789		41,920
Receivables; Trade, net of allowance of $45,000	—	793,741		793,741
Related Party	—	145,344		145,344
Notes Receivable — Related Parties	—	300,648		300,648
Accrued Interest Receivable	—	41,566		41,566
Prepaid Expenses	—	101,826		101,826
Other	—	8,320		8,320

Total Current Assets	131	1,433,234		1,433,365
Property and Equipment
Land	—	35,000		35,000
Buildings and Improvements	—	10,000		10,000
Machinery and Equipment	—	3,788,139		3,788,139
Office Furniture and Equipment	—	10,937		10,937
Accumulated Depreciation	—	(851,611)		(851,611)

Net Property and Equipment	—	2,992,465		2,992,465
Other Intangible Assets, net	—	924,232		924,232
Deposits	—	16,468		16,468

Total Assets	131	5,366,399		5,366,530

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts Payable	144,556	429,307		573,863
Accrued Expenses	63,207	89,852		153,059
Stockholder Advances	102,061			102,061
Deferred Revenue	—	63,812		63,812
Deferred Income Taxes	—	141,726		141,726
Notes Payable and LTD	—	1,416,836		1,416,836

		(A)	(B)
	Absolute Waste Services, Inc.	Absolute Industries, LLC	Adjustments	Absolute Waste Services, Inc. Pro Forma

Total Current Liabilities	309,824	2,141,533	—	2,451,357
Long-Term Debt, less current portion	—	2,007,276		2,007,276
Accrued Payroll Taxes, long-term	132,605	—		132,605
Minority Interest	—	487		487
Stockholders’ Equity
Preferred Stock	—	(2)	27,000	27,000
Common Stock	100	(1)	900
		(2)	1,000	2,000
Additional Paid in Capital	12,525,213	(2)	338,787
		(1)	4,165,054
		(2)	(16,691,167)	337,887
Common Stock Payable	4,165,954	(1)	(4,165,954)	—
Accumulated Deficit	(17,133,565)	(2)	9,592
		(2)	16,985,403
		(2)	546,488	407,918
Members Equity	—	1,217,103 (2)	(1,217,103)	—
	(442,298)	1,217,103	—	774,805

Total Liabilities and Members’ Equity	131	5,366,399	—	5,366,530

Unaudited Pro Forma Condensed Statement of Operations
For the Nine Months Ended June 30, 2003

	Absolute	(C)		Absolute Waste
	Waste	Absolute	(D)	Services, Inc.
	Services, Inc.	Industries, LLC	Adjustments	Pro Forma

Operating Revenues	—	4,051,439		4,051,439
Costs and Expenses:
Operating Expenses	—	2,482,202		2,482,202
General and Administrative	148,162	1,128,080		1,276,242
Depreciation and Amortization	—	330,380		330,380

	148,162	3,940,662	—	4,088,824
Income from Operations	(148,162)	110,777	—	(37,385)
Other Income (Expense)
Interest Expense	—	(210,480)		(210,480)
Interest Income	—	8,209		8,209
Gain on Sale of Equipment	—	70,288		70,288
Management Fee Income	—	30,415		30,415
Other Income	—	383		383

Loss before Federal Income Taxes	(148,162)	9,592	—	(138,570)
Income Tax (Expense) Benefit
Current	—	—		—
Deferred	—	—		—

	—	—	—	—

Net Loss	(148,162)	9,592	—	(138,570)

Net Loss Per Share of common	(.00741)			(.00693)
stock — basic and diluted	(.00315)			(.00295)
Weighted Average number of common shares outstanding	20,000,000			20,000,000

Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year Ended September 30, 2002 for Absolute Waste Services, Inc.
Year Ended December 31, 2002 for Absolute Industries, LLC

		(A)	(B)
	Absolute Waste Services, Inc.	Absolute Industries, LLC	Adjustments	Absolute Waste Services, Inc. Pro Forma

Operating Revenues	14,041	4,606,690		4,620,731
Costs and Expenses:
Operating Expenses	6,151	3,306,124		3,312,275
General and Administrative	1,013,438	819,428		1,832,866
Depreciation and Amortization	—	336,281		336,281

	1,019,589	4,461,833	—	5,481,422
Loss from Operations	(1,005,548)	144,857	—	(860,691)
Other Income (Expense)
Interest Expense	(220,186)	(168,921)		(389,107)
Interest Income	—	16,940		16,940
Loss on Sale of Equipment	—	(1,975)		(1,975)
Other Expense	(34,183)	—		(34,183)

Loss before Income Taxes	(1,259,917)	(9,099)	—	(1,269,016)
Income Tax (Expense) Benefit
Deferred Federal Taxes	—	11,933		11,933

Loss before Extraordinary Item	(1,259,917)	2,834	—	(1,257,083)
Extraordinary Item Gain on Bankruptcy Reorganization	569,784	—	—	569,784

Net Loss	(690,133)	2,834	—	(687,299)

Net Loss Per Share of common	(0.03451)			(0.03436)
stock — basic and diluted	(0.01468)			(0.01462)
Weighted Average number of common shares outstanding	20,000,000			20,000,000

The following adjustments have been reflected in the Unaudited Pro Forma Condensed Consolidated Balance Sheet:

A.	To reflect the historical consolidated balance sheet and income statement of Absolute Industries, LLC.

B.	To reflect the following adjustments:

(1)	to record the issuance of 9,000,000 shares of common stock to the pre-bankruptcy creditors of ThermaCell;

(2)	to record the issuance of 27,000,000 shares of class A convertible preferred stock to the members of Absolute Industries, LLC to facilitate the reverse acquisition between Absolute Waste Services, Inc. and Absolute Industries, LLC.

C.	To reflect the historical results of operations of Absolute Industries, LLC for the period presented. The results of operations for the three months ended December 31, 2002 have been included on both Unaudited Pro Forma Condensed Statements of Operations as Absolute’s fiscal year ended in December while the Company’s fiscal year ended in September.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABSOLUTE WASTE SERVICES, INC.

Dated	November 12, 2003	By:	/s/ James Wright Chairman, Chief Executive Officer